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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 11, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                       1-09335                36-2545354
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                            60018
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

      On June 11, 2004, Schawk, Inc. (the "Company") entered into a $30,000,000 revolving credit facility with Bank One, NA and certain other lenders which replaced the Company's credit facility that expired in May 2004. The terms of the credit facility are set forth in the credit agreement which is attached as
Exhibit 10.1 and incorporated herein by reference.

ITEM 7(c). EXHIBITS.

   Exhibit 10.1      Credit Agreement dated as of June 11, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SCHAWK, INC.

Date: June 16, 2004               By:  /s/ A. Alex Sarkisian
                                       -----------------------------------------
                                       A. Alex Sarkisian
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary

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                                INDEX TO EXHIBITS

Exhibit

 10.1       Credit Agreement dated as of June 11, 2004